                                                                    Exhibit 10.1

                               FIRST AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

         THIS FIRST AMENDMENT, dated as of December 20, 2001, amends and modifies a certain Loan and Security Agreement, dated as of June 28, 2001 (the "Credit Agreement"), between PEMSTAR INC. (the "Borrower") and U.S. BANK NATIONAL ASSOCIATION (the "Lender"). Terms not otherwise expressly defined herein shall have the meanings set forth in the Credit Agreement.

         FOR VALUE RECEIVED, the Borrower and the Lender agree that the Credit Agreement is amended as follows:

                  ARTICLE I - AMENDMENTS TO THE CREDIT AGREEMENT

         1.1 Release of Security Interest. The Lender acknowledges that it has released certain security interest pursuant to a letter in the form of Exhibit A attached hereto, and agrees that it shall enter into an amendment of the IBM Intercreditor Agreement, in form and substance mutually satisfactory to the Lender, the Borrower and IBM Credit, to confirm such release to IBM Credit.

         1.2 US Bank Account Debtors. Upon written consent to such Amendment by IBM Credit, Schedule 1.1(b) shall be amended to be in the form of Schedule 1.1(b) attached hereto.

         1.3 Applicable Margin. The definition of "Applicable Margin" in Section
1.1 is amended to read as follows:

                  "'Applicable Margin' shall mean 3.25% per annum for Eurodollar Advances and 1.00% per annum for Prime Rate Advances, provided, that the Applicable Margin was adjusted 90 days after closing of this Agreement based on the Borrower's annual audited financial statements for its fiscal year ending March 31, 2001, and shall be adjusted based on the Borrower's quarterly (for the fiscal quarters ending the last day of June, September or December of each fiscal year) or annual financial statements for each period ending December 31, 2001, and thereafter so that the Applicable Margin shall equal the following percentages, calculated with reference to the Leverage Ratio determined under such financial statements:

                                                                         Applicable Margin
                   Leverage Ratio:                           Prime Rate Advances: Eurodollar Advances:
                   --------------                            -------------------  -------------------

         Greater than 4.50 to 1.00                            1.00%                           3.25%

         Less than or equal to 4.50 to 1.00                   0.50%                           2.85%
         but greater than 3.50 to 1.00

         Less than or equal to 3.50 to 1.00                   0.25%                           2.60%
         but greater than 2.50 to 1.00

         Less than or equal to 2.50 to 1.00                    0%                             2.25%

         The Applicable Margin shall be determined by the Lender based upon the information set forth in the quarterly or annual consolidated financial statements of the Borrower and the Subsidiaries furnished to Lender pursuant to Section 7.1(a) or (c) as of the last day of the relevant fiscal quarter or fiscal year. Any change in the Applicable Margin shall affect all outstanding and future Loans and shall take effect on the first day of the month following the date of Lender's receipt of the applicable financial statement. Upon any failure of the Borrower to deliver to the Lender the financial statements within the time provided by Section 7.1(a) or (c), the Applicable Margin shall be the highest Applicable Margin set forth above and such Applicable Margin shall remain in effect until the first day following the date Lender receives the applicable financial statements requiring a lower Applicable Margin."

         1.4 Letter of Credit Sublimit. The definition of "Letter of Credit Sublimit" in Section 1.1 is amended by deleting "$10,000,000" and inserting "$15,000,000" in place thereof.

         1.5 Indebtedness. Section 8.4 is amended by deleting "; and " at the end of subsection (g), adding "; and" at the end of subsection (h), and adding the following subsection (g):

                  "(g) Indebtedness consisting of guaranties permitted under
         Section 8.5(b)."

         1.6 Contingent Liabilities. Section 8.5 is amended to read as follows:

                  "Section 8.5 Contingent Liabilities. Guarantee, endorse or otherwise in any way become or be responsible for obligations of any other Person, whether by agreement to purchase the indebtedness of such Person or through the purchase of goods, supplies or services, or maintenance of working capital or other balance sheet covenants or conditions, or by way of stock purchase, capital contribution, advance or loan for the purpose of paying or discharging any indebtedness or obligation of such Person or otherwise, except: (a) as permitted under
         Section 8.4, (b) for guaranties of Indebtedness of Subsidiaries, provided, that the amount of such guarantied Indebtedness is limited to $20,000,000 in the aggregate or, alternatively, the amount which may be recovered under such guaranties is otherwise limited to $20,000,000, in the aggregate, and (c) for endorsements of negotiable instruments for collection in the ordinary course of business;."

         1.7 Construction. All references in the Credit Agreement to "this Agreement", "herein" and similar references shall be deemed to refer to the Credit Agreement as amended by this Amendment.

                  ARTICLE II - REPRESENTATIONS AND WARRANTIES

         To induce the Lender to enter into this Amendment and to make and maintain the Loans under the Credit Agreement as amended hereby, the Borrower hereby warrants and represents to the Lender that it is duly authorized to execute and deliver this Amendment, and to perform its obligations under the Credit Agreement as amended hereby, and that this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

                       ARTICLE III - CONDITIONS PRECEDENT

         This Amendment shall become effective on the date first set forth above, provided, however, that the effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

         3.1 Warranties. Before and after giving effect to this Amendment, the representations and warranties in Article 6 of the Credit Agreement shall be true and correct as though made on the date hereof, except for changes that are permitted by the terms of the Credit Agreement. The execution by the Borrower of this Amendment shall be deemed a representation that the Borrower has complied with the foregoing condition.

         3.2 Defaults. Before and after giving effect to this Amendment, no Default and no Event of Default shall have occurred and be continuing under the Credit Agreement. The execution by the Borrower of this Amendment shall be deemed a representation that the Borrower has complied with the foregoing condition.

         3.3 Documents. This Amendment and the acknowledgment by the Guarantor in the form attached hereto shall have been executed and delivered by the appropriate parties.

                              ARTICLE IV - GENERAL

         4.1 Expenses. The Borrower agrees to reimburse the Lender upon demand for all reasonable expenses (including reasonable attorneys' fees and legal expenses) incurred by the Lender in the preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith, and in enforcing the obligations of the Borrower hereunder, and to pay and save the Lender harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment, which obligations of the Borrower shall survive any termination of this Credit Agreement.

         4.2 Counterparts. This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

         4.3 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

         4.4 Law. This Amendment shall be a contract made under the laws of the State of Minnesota, which laws shall govern all the rights and duties hereunder.

         4.5 Successors Enforceability. This Amendment shall be binding upon the Borrower and the Lender and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Lender and the successors and assigns of the Lender. Except as hereby amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed at Minneapolis, Minnesota by their respective officers thereunto duly authorized as of the date first written above.

                                   U.S. BANK NATIONAL ASSOCIATION

                                   By: /s/ Christopher J. Schaaf
                                       -----------------------------------------
                                   Title: Vice President
                                          --------------------------------------


                                   PEMSTAR INC.

                                   By: /s/ William J. Kullback
                                       -----------------------------------------
                                   Title: EVP CFO
                                          --------------------------------------

                           GUARANTOR'S ACKNOWLEDGMENT

         The undersigned has guaranteed payment and performance of obligations of PEMSTAR INC. (the "Borrower") to U.S. Bank National Association (the "Lender") pursuant to the terms of a Guaranty, dated as of June 28, 2001 (the "Guaranty"), which obligations include without limitation obligations under that certain Loan and Security Agreement, dated as of June 28, 2001, between the Borrower and the Lender (as amended, the "Credit Agreement"). The undersigned acknowledges that it has received a copy of the proposed First Amendment to the Credit Agreement, to be dated on or about December 20, 2001 (the "Amendment"). The undersigned agrees and acknowledges that the Amendment shall in way impair or limit the right of the Lender under the Guaranty, and confirms that by the Guaranty, the undersigned continues to guaranty payment and performance of the obligations of the Borrower to the Lender, including without limitation obligations under the Credit Agreement as amended pursuant to the Amendment. The undersigned hereby confirms that the Guaranty remains in full force and effect, enforceable against the undersigned in accordance with its terms.

                                   TURTLE MOUNTAIN CORPORATION

                                   By: /s/ Linda U. Feuss
                                       -----------------------------------------
                                   Title: Secretary
                                          --------------------------------------


                                   and

                                   By: /s/
                                       -----------------------------------------
                                   Title: VP Pemstar
                                          --------------------------------------

                                    Exhibit A

                                November 30, 2001

Pemstar Inc.
2535 Highway 14 West
Rochester, MN 55901
Attention:  Mr. Phillip Jemielita

         Re: Release of Security Interest

Dear Mr. Jemielita:

         Reference is made to the Loan and Security Agreement, dated as of June 28, 2001 (the "Credit Agreement"), between Pemstar Inc. (the "Borrower") and U.S. Bank National Association (the "Lender"). Capitalized terms used herein shall have the meanings set forth in the Credit Agreement.

         This letter will evidence the release of the security interest of the Lender in the following:

         US Bank Account Debtors:        Interwave Communications Telco

         Security Interest Released:     All U.S. Bank Accounts owned by
                                         the two US Bank Account Debtors
                                         identified above that do not
                                         represent payment for Rochester
                                         Inventory or services performed
                                         by the Borrower at the Rochester
                                         Facilities.

         Security Interest Retained:     All security interests not expressly
                                         released, including without limitation
                                         all US Bank Accounts owed by such US
                                         Bank Account Debtors that represent
                                         payment for Rochester Inventory or
                                         services performed by the Borrower at
                                         the Rochester Facilities remain subject
                                         to the Lender's security interest.

The Bank hereby releases the security interest as described above, and agrees that upon your request it will cause a partial termination of its UCC-1 Financing Statement to be filed respecting such release. The Credit Agreement otherwise remains in full force and effect.

-

Pemstar Inc.
November 30, 2001
Page 2

You are expressly authorized to disclose the release herein to IBM Credit Corporation, and, notwithstanding any terms of the IBM Intercreditor Agreement to the contrary, IBM Credit Corporation may obtain a first priority security interest in the Accounts released, and may rely on such release if it shall finance such Accounts.

                                            Very truly yours,


                                            U.S. Bank National Association

                                            By: /s/ Christopher J. Schaaf
                                                --------------------------------
                                                Christopher J. Schaaf
                                                Vice President

                                   Schedule I
                                   ----------

        US Bank Debtor Listing
        ----------------------

Abbott Labs
Acc EDM & Tooling
ADC Telecommunications Inc.
Advanced MP Technology
Agcre Systems Inc.
American Medical Systems
Atlantic Semiconductor
Brady Service Company Corp.
Brix Networks Inc.
Bruckner Supply Company Inc.
COMPRO
Computer Science Corp.
Condux International Connect Tech International
Cordis Corporation
Creo Products Inc.
Cyberfone, Inc.
Data General Corp.
DataPlay Inc.
Domaille Engineering
ETMI
EGR Global Technology
Electronic Assembly
Flextronics International Inc.
Gandy Co.
Global Logistics, Inc.
Guidance Ireland Ltd.
Guidant Japan K.K.
Guidant Cardiac Pacemakers
Hewlett Packard De Mexico
Higher Dimension Research
HISCO
HTS Technologies
Hunt Technologies Inc.
International Compent Exchange
Integration Associations
Interwave Communications Inc.
Fasco Controls Corp.
Keurig Inc.
Kimball Electronics Group
Laser Design Inc.
Mendota Healthcare
Mayo Foundation
McNeilus Truck Manufacturing Co.
Medtronic Perfusion Systems
Medtronic Inc.
Mobile Sorage Technology
Monnex International, Inc.
Motorola, Inc.
Motorola de Mexico, SA
Motorola Industrial LTDA
Next Net Wireless

Nevasonics Inc.
Optical Solutions
Qlogic Corp.
RLX Technologies
RSA Security Inc.
Seagate Technology LLC
Sheldahl, Inc.
Sienna Imaging Inc.
Sonic Innovation
Specialty Engineering Inc.
Storage Tek Corporation
Telco Inc.
Tetra Rex Packaging Systems
Three-Five Systems, Inc.
Ultracard, Inc.
Urologix
Urametrics
Varitronic
Wats International
Wavecrest Corporation